UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00159)

Exact name of registrant as specified in charter:	Putnam Investors Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2015

Date of reporting period:	August 1, 2014 – January 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINVX

Putnam Investors Fund

Semiannual report 1|31|15

A world of investing.®

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Investors
Fund

Semiannual report
1 | 31 | 15

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	12
Terms and definitions	14
Other information for shareholders	15
Financial statements	16

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economic recovery is gaining steam, with three consecutive quarters of positive GDP growth, accelerated hiring, and rising consumer confidence, which recently hit multi-year highs. U.S. markets, however, have experienced some turbulence since the start of the year.

Cheaper energy prices benefit consumers and many businesses, but the sharp decline in oil prices has also fostered uncertainty. A stronger U.S. dollar may hurt profits for many large multinational companies headquartered in the United States that rely on exports for growth. In addition, investors appear to be anticipating when the Federal Reserve will begin raising interest rates. Overseas growth, meanwhile, remains tepid at best.

In an economically uncertain environment, it can be worthwhile to consider a range of investment opportunities. Putnam invests across many asset classes and pursues flexible strategies that seek out opportunities for growth or income with careful awareness of risk. Our experienced equity and fixed-income teams employ new ways of thinking and integrate innovative investment ideas into time-tested, traditional strategies. In today’s environment, it is also important to rely on your financial advisor, who can ensure your portfolio matches your individual goals and tolerance for risk.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

March 10, 2015

Putnam Investors Fund

Seeking growth with rigorous research and a flexible approach

Putting decades of investment experience into action, Portfolio Manager Jerry Sullivan researches the universe of large U.S. companies for opportunities that others may have overlooked. Jerry may see potential in value stocks, where investors have temporarily pushed prices too low, or in growth stocks that other investors may be underestimating. He works with a team of equity analysts to identify factors that may give a company an edge and help it outperform expectations.

"We have the flexibility to invest in both growth and value stocks. This provides me and our team of analysts with a broad range of investment opportunities."

Gerard P. Sullivan
Portfolio Manager

Looking for an edge with disciplined research

"One way I generate investment ideas is by following legacy names," says Jerry. "These are businesses I have followed closely throughout my 30-year career. I regularly research these companies, in all market conditions, regardless of whether I am currently investing in them. I've come to know my legacy names so well that I am likely to spot opportunities that may be overlooked by others."

Investing in U.S. companies since 1925

Growth of a $10,000 investment since fund inception, 12/1/25, through 1/31/15

$27,073,444
9.27%
annualized return before sales charge
Through more than 89 years of changing markets, the fund has maintained its focus on seeking opportunities for investors.
'25
'35
'45
'55
'65
'75
'85
'95
'05
1/31/15

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com. Performance assumes reinvestment of distributions and does not account for taxes. Returns for class A shares do not reflect a sales charge of 5.75%. Had a sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

The chart is plotted on a logarithmic scale so that comparable percentage changes appear similar.

2 Investors Fund

Investors Fund 3

Performance
snapshot

Annualized total return (%) comparison as of 1/31/15

The fund — class A shares before sales charge
Putnam Investors Fund (PINVX)
Fund's benchmark
S&P 500 Index
Fund's Lipper peer group average
Large-Cap Core Funds
9.27
6.36
7.61
6.93
15.45
15.60
13.94
18.08
17.47
16.02
13.61
14.22
11.71
3.09
4.37
3.00
LIFE OF FUND*
(since 12/1/25)
10 YEARS
5 YEARS
3 YEARS
1 YEAR
6 MONTHS†

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

*The fund’s benchmark and Lipper category, the S&P 500 Index and Lipper Large-Cap Core Funds category, were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

†Returns for the six-month period are not annualized, but cumulative.

4     Investors Fund

Interview with your fund’s portfolio manager

Gerard P. Sullivan

Jerry, how would you describe conditions for stock market investors during the six-month reporting period ended January 31, 2015?

The period began favorably for the U.S. stock market, but overall, investors experienced a rather bumpy ride. After a tranquil start in August and gains through the end of the summer, stock market performance began to get choppy in the fall. In October, stocks declined nearly 10% in response to global geopolitical tensions, slowing growth in Europe and China, and falling oil prices.

Although it felt painful at the time, I believe that pullback was relatively mild, and the market’s subsequent snapback — its V-shaped rebound — from its mid-October lows was about as sharp as I have ever seen. Stocks recovered dramatically, dipped again in early December, then surged to new record highs as 2014 came to a close. With the exception of energy, stocks in most sectors made impressive rebounds. We saw some powerful gains, especially in health care and certain parts of retail and industrials. However, in January 2015, the final month of the reporting period, stocks struggled again as investors became worried about disappointing corporate earnings reports and the potential for weaker-than-expected economic growth in the United States. For the month of January, the S&P 500 Index, a broad measure of stock market performance and the fund’s benchmark, declined more than 3%.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/15. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Investors Fund     5

How did the fund perform for the period?

The fund delivered a positive return, but underperformed its benchmark, the S&P 500 Index. However, the fund’s return for the period was better than the average return for funds in its Lipper peer group, Large-Cap Core Funds.

Within the fund’s portfolio, what were some stocks that had a negative effect on performance for the six-month period?

A major theme for the financial markets during this time was plunging energy prices. The price of oil dropped more than 50% from June to December, when it hit a five-year low. The decline was largely in response to greater oil supplies combined with reduced energy demand. Although lower oil prices put more money into U.S. consumers’ pockets, they had a negative effect on most stocks in the energy sector and were a primary cause of the market’s volatility. The surplus of oil and massive price weakness hurt the stocks of many energy companies, particularly those that specialize in exploration and production [E&P].

This trend is clearly reflected in the fund’s results for the six-month period. The top five detractors from performance versus the benchmark were stocks of businesses that are directly influenced by the price of oil. They included QEP Resources, an oil and gas E&P company; Nabors Industries, which services and contracts rigs for oil and gas drilling; FMSA Holdings, which provides sand-based solutions to enhance productivity of oil and gas wells; Continental Resources, an oil and gas E&P company; and Trinity Industries, which provides products and services to energy companies. At the close of the period, QEP Resources and Continental Resources were no longer in the portfolio.

Sector allocations

Allocations are shown as a percentage of the fund’s net assets as of 1/31/15. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6     Investors Fund

“The period began favorably for
the U.S. stock market, but overall,
investors experienced a rather bumpy
ride.”

Jerry Sullivan

Could you discuss some holdings that helped fund performance for the period?

The top contributor to performance relative to the benchmark was the stock of Alibaba Group Holding, a China-based e-commerce company whose $25 billion initial public offering [IPO] was the largest in history. We had been researching and following Alibaba for a while, and our analysts’ extensive knowledge of the company in advance of the IPO proved beneficial.

Another highlight for the period was the stock of Southwest Airlines. Southwest’s share price advanced considerably as the company reported strong revenue and increased passenger traffic, both of which surpassed that of many competitors.

The stock of CVS Health, the second-largest drugstore chain in the United States, was the third-best-performing fund holding for the period. The company has benefited from growing prescription volume and increased revenue from its pharmacy benefits management business.

What are your thoughts on the energy sector as the fund enters the second half of its fiscal year?

In light of the steep declines, we are studying the balance sheets and cost structures of energy companies to determine which of them we believe can hold up through the downturn. In particular, we’re researching the drilling companies and the potential impact of plunging oil prices on their profitability. I think that current oil prices could remain with us for a while, and production is likely to slow. Some

Top 10 holdings

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/15. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Investors Fund     7

of the more leveraged players, many of them private companies, may suffer, and the next big move in the energy sector could be due to consolidation. We may see more acquisitions, both on the E&P side and the services side.

Besides energy, what sectors of the market interest you today?

Certain pockets of the industrials sector remain interesting to me. Aerospace and defense stocks have done well and are mostly immune to the recent volatility in commodities. In addition, we believe many of these companies have solid capital allocation strategies and healthy balance sheets, which can lead to strong earnings growth potential. Also in industrials, many airline stocks have performed well as a result of restructuring and consolidation across the industry. There are fewer companies, less competition for market share, and a focus on generating ancillary revenues. Airline stocks declined sharply in the October market downturn, but then bounced back dramatically. They have also benefited from lower oil prices, and although airline stocks are more expensive than they have been in a while, I believe many are still attractively valued.

Another interesting area has been the retail sector, particularly the discount retailers, which have been beneficiaries of the weakness in oil prices. The lower gasoline prices and lower costs for home heating oil have had a meaningful positive impact on the budgets of most American households, allowing them more discretionary spending, and this in turn has helped earnings for retail businesses.

What are some risks and opportunities for stock market investors in the coming months?

I believe a key risk for 2015 lies with large multinational companies — those that source much of their earnings from overseas, where the economies and currencies are considerably weaker than they are in the

Comparison of top sector shifts

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8     Investors Fund

United States. The U.S. economy has been relatively strong, and we’re seeing improvements in key areas such as employment and consumer sentiment. As for corporate profitability, I believe we may still see high single-digit or even low double-digit earnings growth this year. I also believe that many stocks are likely to benefit from the same factors that have driven the market for several years, such as solid corporate earnings and a strengthening housing market.

Thanks, Jerry, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

How can an increase in the unemployment rate — to 5.7% in January 2015 from 5.6% in December 2014 — mean good news? The answer: More than one million people entered the workforce in January — which includes those actively seeking work. This is good news because it appeared that many people had abandoned looking for a job altogether in the wake of the Great Recession. That’s changing. The labor participation rate ticked up to 62.9% in January from 62.7% in December, according to the Bureau of Labor Statistics (BLS). Many believe that, for the economic recovery to continue, more people who have been sitting on the sidelines will need to reenter the labor market, even though they may not land a job right away. The BLS also noted that 257,000 jobs were added in January, slightly above expectations. More importantly, figures from previous months were revised higher: There were 329,000 additional jobs in December and an even more impressive 423,000 jobs in November. The BLS also reported a gain in average hourly earnings, which rose 0.5% in January after declining slightly in December. Wage growth might be luring people back to the workforce, particularly within lower-paying industries such as retail.

Investors Fund     9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2015, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/15

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(1/7/97)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	9.27%	9.20%	9.17%	9.17%	8.45%	8.45%	8.52%	8.48%	9.00%	9.33%	9.33%	9.32%
10 years	85.31	74.66	74.34	74.34	71.93	71.93	76.22	70.05	80.80	90.55	90.99	89.95
Annual average	6.36	5.73	5.72	5.72	5.57	5.57	5.83	5.45	6.10	6.66	6.68	6.63
5 years	105.14	93.34	97.65	95.65	97.61	97.61	100.05	93.05	102.63	108.34	108.82	107.69
Annual average	15.45	14.09	14.60	14.37	14.59	14.59	14.88	14.06	15.17	15.81	15.87	15.74
3 years	64.63	55.16	60.93	57.93	60.95	60.95	62.16	56.49	63.40	66.30	66.69	65.78
Annual average	18.08	15.77	17.19	16.45	17.19	17.19	17.49	16.10	17.78	18.48	18.57	18.35
1 year	13.61	7.08	12.76	7.76	12.80	11.80	13.06	9.11	13.34	14.02	14.06	13.89
6 months	3.09	–2.84	2.69	–2.31	2.72	1.72	2.81	–0.79	2.95	3.27	3.32	3.18

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10     Investors Fund

Comparative index returns For periods ended 1/31/15

	S&P 500 Index	Lipper Large-Cap Core Funds category average*
Annual average (life of fund)	—†	—†
10 years	108.25%	96.56%
Annual average	7.61	6.93
5 years	106.41	92.49
Annual average	15.60	13.94
3 years	62.09	56.34
Annual average	17.47	16.02
1 year	14.22	11.71
6 months	4.37	3.00

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/15, there were 872, 859, 758, 694, and 485 funds, respectively, in this Lipper category.

† The fund’s benchmark and Lipper category, the S&P 500 Index and Lipper Large-Cap Core Funds category, were introduced on 3/4/57 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 1/31/15

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		1	1	1		1	1	1	1
Income	$0.198		$0.052	$0.077	$0.103		$0.158	$0.262	$0.282	$0.261
Capital gains	—		—	—	—		—	—	—	—
Total	$0.198		$0.052	$0.077	$0.103		$0.158	$0.262	$0.282	$0.261
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
7/31/14	$20.73	$21.99	$18.58	$19.59	$19.52	$20.23	$20.39	$21.12	$21.13	$21.06
1/31/15	21.18	22.47	19.03	20.05	19.97	20.69	20.84	21.56	21.56	21.48

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Investors Fund     11

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(12/1/25)		(3/1/93)		(7/26/99)		(12/2/94)		(1/21/03)	(7/2/12)	(7/2/12)	(1/7/97)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value	Net asset value	Net asset value
Annual average
(life of fund)	9.32%	9.25%	9.22%	9.22%	8.50%	8.50%	8.57%	8.53%	9.05%	9.38%	9.38%	9.37%
10 years	87.89	77.09	76.77	76.77	74.15	74.15	78.53	72.28	83.17	93.23	93.59	92.64
Annual average	6.51	5.88	5.86	5.86	5.70	5.70	5.97	5.59	6.24	6.81	6.83	6.78
5 years	103.92	92.20	96.55	94.55	96.50	96.50	98.81	91.85	101.53	107.19	107.58	106.56
Annual average	15.32	13.96	14.47	14.24	14.47	14.47	14.73	13.92	15.04	15.68	15.73	15.61
3 years	79.08	68.79	75.08	72.08	75.18	75.18	76.34	70.17	77.74	81.03	81.36	80.48
Annual average	21.44	19.06	20.53	19.83	20.55	20.55	20.81	19.39	21.13	21.87	21.95	21.75
1 year	13.77	7.23	12.93	7.93	12.88	11.88	13.15	9.18	13.46	14.17	14.22	14.05
6 months	5.32	–0.74	4.95	–0.05	4.97	3.97	5.07	1.39	5.22	5.57	5.57	5.49

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the fiscal year ended 7/31/14	1.08%	1.83%	1.83%	1.58%	1.33%	0.76%	0.66%	0.83%
Annualized expense ratio for the six-month period ended 1/31/15	1.04%	1.79%	1.79%	1.54%	1.29%	0.74%	0.64%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12     Investors Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2014, to January 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.32	$9.14	$9.15	$7.87	$6.60	$3.79	$3.28	$4.05
Ending value (after expenses)	$1,030.90	$1,026.90	$1,027.20	$1,028.10	$1,029.50	$1,032.70	$1,033.20	$1,031.80

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2015, use the following calculation method. To find the value of your investment on August 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.30	$9.10	$9.10	$7.83	$6.56	$3.77	$3.26	$4.02
Ending value (after expenses)	$1,019.96	$1,016.18	$1,016.18	$1,017.44	$1,018.70	$1,021.48	$1,021.98	$1,021.22

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/15. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Investors Fund     13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14     Investors Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2015, Putnam employees had approximately $470,000,000 and the Trustees had approximately $138,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Investors Fund     15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16     Investors Fund

The fund’s portfolio 1/31/15 (Unaudited)

COMMON STOCKS (98.9%)*	Shares	Value
Aerospace and defense (3.7%)
Airbus Group NV (France)	59,802	$3,184,476
General Dynamics Corp.	118,100	15,732,101
Honeywell International, Inc.	108,430	10,600,117
L-3 Communications Holdings, Inc.	71,045	8,747,060
Northrop Grumman Corp.	105,700	16,589,615
TransDigm Group, Inc.	13,300	2,733,549
United Technologies Corp.	70,300	8,069,034
		65,655,952
Air freight and logistics (0.3%)
FedEx Corp.	26,500	4,481,415
		4,481,415
Airlines (1.4%)
Alaska Air Group, Inc.	41,100	2,789,457
Copa Holdings SA Class A (Panama)	12,600	1,354,626
Delta Air Lines, Inc.	115,100	5,445,381
Southwest Airlines Co.	275,500	12,447,090
Spirit Airlines, Inc. †	24,300	1,801,602
		23,838,156
Auto components (1.1%)
Dana Holding Corp. S	113,700	2,372,919
Lear Corp.	51,200	5,137,920
Magna International, Inc. (Canada)	38,500	3,696,770
TRW Automotive Holdings Corp. †	80,711	8,326,954
		19,534,563
Automobiles (0.4%)
Ford Motor Co.	502,400	7,390,304
		7,390,304
Banks (6.4%)
Bank of America Corp.	1,053,542	15,961,161
Citigroup, Inc.	335,517	15,752,523
JPMorgan Chase & Co.	716,273	38,950,926
PNC Financial Services Group, Inc.	72,700	6,146,058
Regions Financial Corp.	246,800	2,147,160
Wells Fargo & Co.	693,498	36,006,416
		114,964,244
Beverages (2.3%)
Coca-Cola Co. (The)	115,300	4,746,901
Coca-Cola Enterprises, Inc.	116,200	4,892,020
Dr. Pepper Snapple Group, Inc.	120,400	9,303,308
Monster Beverage Corp. †	29,300	3,426,635
PepsiCo, Inc.	202,200	18,962,316
		41,331,180
Biotechnology (3.8%)
Amgen, Inc.	116,200	17,692,612
Biogen Idec, Inc. †	30,600	11,908,296
Celgene Corp. † S	164,100	19,554,156
Gilead Sciences, Inc. †	174,000	18,240,420
		67,395,484

Investors Fund     17

COMMON STOCKS (98.9%)* cont.	Shares	Value
Capital markets (3.6%)
Ameriprise Financial, Inc.	71,700	$8,958,198
Apollo Global Management, LLC Class A	148,300	3,688,221
Artisan Partners Asset Management, Inc. Class A	59,294	2,862,121
Carlyle Group LP (The)	126,253	3,320,454
Charles Schwab Corp. (The)	141,900	3,686,562
Goldman Sachs Group, Inc. (The)	91,100	15,706,551
KKR & Co. LP	150,200	3,606,302
Legg Mason, Inc. S	75,500	4,185,720
Morgan Stanley	249,700	8,442,357
State Street Corp.	128,400	9,181,884
		63,638,370
Chemicals (2.3%)
Albemarle Corp.	34,600	1,669,796
Axalta Coating Systems, Ltd. †	78,318	2,010,423
Axiall Corp.	50,200	2,221,350
CF Industries Holdings, Inc.	15,600	4,763,928
Dow Chemical Co. (The)	139,043	6,279,182
Huntsman Corp.	214,900	4,719,204
LyondellBasell Industries NV Class A	78,100	6,176,929
Monsanto Co.	55,200	6,512,496
Sherwin-Williams Co. (The)	23,800	6,456,226
		40,809,534
Commercial services and supplies (0.5%)
Cintas Corp.	77,100	6,067,770
KAR Auction Services, Inc.	65,862	2,246,553
MiX Telematics, Ltd. ADR (South Africa) †	152,333	894,195
		9,208,518
Communications equipment (1.9%)
Cisco Systems, Inc.	707,500	18,653,238
Juniper Networks, Inc.	108,700	2,470,751
QUALCOMM, Inc.	194,200	12,129,732
		33,253,721
Construction materials (0.2%)
CaesarStone Sdot-Yam, Ltd. (Israel) S	54,619	3,391,840
		3,391,840
Consumer finance (1.3%)
American Express Co.	56,700	4,575,123
Capital One Financial Corp.	106,800	7,818,828
Discover Financial Services	178,400	9,701,392
		22,095,343
Containers and packaging (0.4%)
Ball Corp.	44,600	2,824,518
Berry Plastics Group, Inc. †	105,600	3,571,392
		6,395,910
Diversified consumer services (0.1%)
Weight Watchers International, Inc. † S	103,400	1,712,304
		1,712,304
Diversified financial services (0.6%)
Berkshire Hathaway, Inc. Class B †	44,280	6,372,335
Voya Financial, Inc.	101,900	3,975,119
		10,347,454

18     Investors Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value
Diversified telecommunication services (1.5%)
AT&T, Inc.	189,805	$6,248,381
CenturyLink, Inc.	56,500	2,100,105
Iridium Communications, Inc. † S	321,548	2,736,373
Verizon Communications, Inc.	335,521	15,336,665
		26,421,524
Electric utilities (1.0%)
Entergy Corp.	97,000	8,488,470
Exelon Corp. S	235,500	8,487,420
		16,975,890
Electrical equipment (0.1%)
Generac Holdings, Inc. † S	60,400	2,641,896
		2,641,896
Electronic equipment, instruments, and components (0.6%)
CDW Corp. of Delaware	88,568	3,034,340
Corning, Inc.	313,700	7,456,649
		10,490,989
Energy equipment and services (1.6%)
FMSA Holdings, Inc. † S	281,474	1,460,850
Halliburton Co.	170,300	6,810,297
Helmerich & Payne, Inc.	31,100	1,852,316
Nabors Industries, Ltd.	212,800	2,449,328
Schlumberger, Ltd.	197,224	16,249,285
		28,822,076
Food and staples retail (3.5%)
Costco Wholesale Corp.	53,200	7,607,068
CVS Health Corp.	263,910	25,905,406
Kroger Co. (The)	201,600	13,920,480
Wal-Mart Stores, Inc.	115,000	9,772,700
Walgreens Boots Alliance, Inc.	59,400	4,380,750
		61,586,404
Food products (0.9%)
Amira Nature Foods, Ltd. (United Arab Emirates) † S	167,206	2,080,043
Archer-Daniels-Midland Co.	94,700	4,415,861
Bunge, Ltd.	28,300	2,533,699
Keurig Green Mountain, Inc.	28,200	3,456,192
Pinnacle Foods, Inc.	82,800	2,978,316
		15,464,111
Gas utilities (0.2%)
UGI Corp.	88,300	3,266,217
		3,266,217
Health-care equipment and supplies (1.9%)
Becton Dickinson and Co.	28,100	3,880,048
C.R. Bard, Inc.	26,000	4,446,780
Edwards Lifesciences Corp. †	38,000	4,763,300
Halyard Health, Inc. † S	4,375	194,994
Medtronic PLC	227,323	16,230,862
St. Jude Medical, Inc.	55,200	3,636,024
		33,152,008
Health-care providers and services (3.2%)
Aetna, Inc.	66,300	6,087,666
AmerisourceBergen Corp.	63,700	6,054,685
Anthem, Inc.	66,900	9,028,824

Investors Fund     19

COMMON STOCKS (98.9%)*cont.	Shares	Value
Health-care providers and services cont.
Cardinal Health, Inc.	97,600	$8,119,344
Cigna Corp.	45,900	4,903,497
Express Scripts Holding Co. †	38,700	3,123,477
HCA Holdings, Inc. †	105,500	7,469,400
Humana, Inc.	33,300	4,876,452
UnitedHealth Group, Inc.	69,800	7,416,250
		57,079,595
Hotels, restaurants, and leisure (1.8%)
Carrols Restaurant Group, Inc. †	331,534	2,639,011
Hilton Worldwide Holdings, Inc. †	131,222	3,407,835
Intrawest Resorts Holdings, Inc. †	91,172	920,837
Las Vegas Sands Corp.	113,000	6,143,810
McDonald’s Corp.	52,500	4,853,100
Penn National Gaming, Inc. †	300,100	4,492,497
Restaurant Brands International LP (Units) (Canada) † S	797	29,228
Restaurant Brands International, Inc. (Canada) †	78,903	3,051,968
Wyndham Worldwide Corp.	45,400	3,804,066
Yum! Brands, Inc.	42,400	3,064,672
		32,407,024
Household durables (0.5%)
New Home Co., Inc. (The) †	193,047	2,720,032
WCI Communities, Inc. † S	72,330	1,396,692
Whirlpool Corp.	21,200	4,220,496
		8,337,220
Household products (0.9%)
Energizer Holdings, Inc.	38,600	4,941,186
Procter & Gamble Co. (The)	123,700	10,426,673
		15,367,859
Independent power and renewable electricity producers (0.4%)
AES Corp.	160,062	1,955,958
NRG Energy, Inc.	222,000	5,474,520
		7,430,478
Industrial conglomerates (1.8%)
3M Co. S	104,400	16,944,120
General Electric Co.	412,400	9,852,236
Siemens AG (Germany) S	40,462	4,249,875
		31,046,231
Insurance (2.9%)
Allstate Corp. (The)	89,000	6,211,310
American International Group, Inc.	274,350	13,407,485
Assured Guaranty, Ltd.	118,300	2,888,886
Chubb Corp. (The)	35,700	3,495,030
Genworth Financial, Inc. Class A †	162,100	1,131,458
Hartford Financial Services Group, Inc. (The)	73,000	2,839,700
Lincoln National Corp. S	106,700	5,332,866
MetLife, Inc.	115,466	5,369,169
Prudential PLC (United Kingdom)	109,878	2,672,741
Travelers Cos., Inc. (The)	76,200	7,834,884
		51,183,529

20     Investors Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value
Internet and catalog retail (0.9%)
Amazon.com, Inc. †	15,900	$5,637,027
Expedia, Inc.	43,800	3,763,734
FabFurnish GmbH (acquired 8/2/13, cost $31) (Private) (Brazil) †ΔΔ F	23	19
Global Fashion Holding SA (acquired 8/2/13, cost $1,535,904) (Private) (Brazil) †ΔΔ F	36,256	851,090
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $31) (Private) (Brazil) †ΔΔ F	23	19
New Middle East Other Assets GmbH (acquired 8/2/13, cost $12) (Private) (Brazil) †ΔΔ F	9	8
Priceline Group, Inc. (The) †	5,700	5,754,036
		16,005,933
Internet software and services (2.8%)
Alibaba Group Holding, Ltd. ADR (China) † S	130,300	11,607,124
AOL, Inc. †	88,500	3,827,625
eBay, Inc. †	73,700	3,906,100
Facebook, Inc. Class A †	105,400	8,000,914
Google, Inc. Class C †	31,694	16,941,077
Yahoo!, Inc. †	122,200	5,375,578
		49,658,418
IT Services (2.7%)
Automatic Data Processing, Inc.	42,400	3,499,272
Computer Sciences Corp.	134,000	8,131,120
DST Systems, Inc.	39,331	3,803,308
IBM Corp. S	83,200	12,755,392
MasterCard, Inc. Class A	73,400	6,021,002
Visa, Inc. Class A	32,500	8,284,575
Xerox Corp.	340,500	4,484,385
		46,979,054
Leisure products (0.2%)
Malibu Boats, Inc. Class A † S	161,179	3,516,926
		3,516,926
Life sciences tools and services (0.2%)
Agilent Technologies, Inc.	75,800	2,862,966
		2,862,966
Machinery (1.0%)
Caterpillar, Inc. S	74,700	5,973,759
Deere & Co.	52,200	4,446,918
Parker Hannifin Corp.	25,400	2,958,084
Trinity Industries, Inc. S	144,400	3,822,268
		17,201,029
Media (2.9%)
Comcast Corp. Class A	274,600	14,593,617
DIRECTV †	59,400	5,065,632
DISH Network Corp. Class A †	58,900	4,143,615
SFX Entertainment, Inc. † S	170,251	560,126
Time Warner Cable, Inc.	36,200	4,927,906
Time Warner, Inc.	118,900	9,265,877
Time, Inc.	17,725	443,834
Walt Disney Co. (The)	141,000	12,825,360
		51,825,967

Investors Fund     21

COMMON STOCKS (98.9%)* cont.	Shares	Value
Metals and mining (0.2%)
Freeport-McMoRan, Inc. (Indonesia)	112,500	$1,891,125
United States Steel Corp. S	77,200	1,886,768
		3,777,893
Multi-utilities (0.3%)
Public Service Enterprise Group, Inc.	119,300	5,091,724
		5,091,724
Multiline retail (1.3%)
Dollar General Corp. †	26,500	1,777,090
Kohl’s Corp.	67,000	4,001,240
Macy’s, Inc.	146,100	9,332,868
Target Corp.	111,500	8,207,515
		23,318,713
Oil, gas, and consumable fuels (6.0%)
Anadarko Petroleum Corp.	67,000	5,477,250
Apache Corp.	72,500	4,536,325
Chevron Corp.	46,300	4,747,139
Devon Energy Corp.	79,200	4,773,384
EOG Resources, Inc.	119,500	10,639,085
Exxon Mobil Corp.	310,525	27,146,096
Hess Corp.	49,900	3,367,751
JP Energy Partners LP †	128,800	1,594,544
Memorial Resource Development Corp. †	413,175	7,912,301
Occidental Petroleum Corp.	104,800	8,384,000
Rice Midstream Partners LP †	196,751	2,756,482
Royal Dutch Shell PLC ADR (United Kingdom)	77,100	4,737,795
Suncor Energy, Inc. (Canada)	116,500	3,472,865
Total SA ADR (France)	121,200	6,243,012
USD Partners LP †	208,404	2,721,756
Valero Energy Corp.	133,800	7,075,344
		105,585,129
Paper and forest products (0.3%)
International Paper Co.	94,900	4,997,434
		4,997,434
Personal products (0.7%)
Avon Products, Inc. S	540,900	4,186,566
Coty, Inc. Class A †	311,720	5,928,914
Estee Lauder Cos., Inc. (The) Class A	43,000	3,035,370
		13,150,850
Pharmaceuticals (6.0%)
AbbVie, Inc.	138,400	8,352,440
Actavis PLC †	27,600	7,356,504
Eli Lilly & Co.	68,000	4,896,000
Jazz Pharmaceuticals PLC † S	21,332	3,612,361
Johnson & Johnson	252,000	25,235,280
Merck & Co., Inc.	314,300	18,946,004
Mylan, Inc. †	65,900	3,502,585
Pfizer, Inc.	771,426	24,107,063
Shire PLC ADR (United Kingdom)	27,900	6,117,354
Zoetis, Inc.	90,400	3,862,792
		105,988,383

22     Investors Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value
Real estate investment trusts (REITs) (0.7%)
American Tower Corp. R	26,500	$2,569,175
Armada Hoffler Properties, Inc. R	512,244	5,465,643
Hannon Armstrong Sustainable Infrastructure Capital, Inc. R	137,336	1,881,503
Kimco Realty Corp. R	114,300	3,160,395
		13,076,716
Road and rail (1.0%)
Union Pacific Corp.	144,300	16,913,403
		16,913,403
Semiconductors and semiconductor equipment (3.0%)
Broadcom Corp. Class A	64,100	2,720,084
Intel Corp.	508,100	16,787,624
Lam Research Corp.	65,000	4,968,600
Marvell Technology Group, Ltd.	228,700	3,542,563
Maxim Integrated Products, Inc.	79,300	2,624,037
Micron Technology, Inc. †	309,300	9,051,665
NVIDIA Corp.	196,900	3,781,465
Texas Instruments, Inc.	166,400	8,894,080
		52,370,118
Software (4.6%)
Activision Blizzard, Inc.	111,400	2,327,703
Cadence Design Systems, Inc. † S	120,500	2,167,795
Electronic Arts, Inc. †	116,300	6,380,218
Microsoft Corp.	851,300	34,392,520
Oracle Corp.	614,700	25,749,783
Symantec Corp.	228,000	5,647,560
TiVo, Inc. †	358,300	3,747,818
		80,413,397
Specialty retail (3.1%)
Bed Bath & Beyond, Inc. †	60,500	4,523,585
Best Buy Co., Inc.	134,000	4,716,800
Gap, Inc. (The)	132,500	5,457,675
Home Depot, Inc. (The)	145,900	15,234,878
Lowe’s Cos., Inc.	153,600	10,407,936
Michaels Cos., Inc. (The) †	223,378	5,763,152
Select Comfort Corp. † S	144,576	4,314,148
TJX Cos., Inc. (The)	68,600	4,523,484
		54,941,658
Technology hardware, storage, and peripherals (6.1%)
Apple, Inc.	621,369	72,799,589
EMC Corp.	404,200	10,480,906
Hewlett-Packard Co.	272,092	9,830,684
NetApp, Inc.	54,300	2,052,540
SanDisk Corp.	66,599	5,055,530
Western Digital Corp.	93,300	9,071,559
		109,290,808
Textiles, apparel, and luxury goods (0.8%)
Hanesbrands, Inc.	25,700	2,862,466
Michael Kors Holdings, Ltd. †	40,200	2,845,758
NIKE, Inc. Class B	63,000	5,811,750
Tumi Holdings, Inc. † S	90,900	2,060,703
		13,580,677

Investors Fund     23

COMMON STOCKS (98.9%)* cont.	Shares	Value
Tobacco (0.8%)
Lorillard, Inc.	79,200	$5,196,312
Philip Morris International, Inc.	107,169	8,599,241
		13,795,553
Trading companies and distributors (0.2%)
United Rentals, Inc. †	40,600	3,363,710
		3,363,710
Total common stocks (cost $1,436,008,348)		$1,744,823,802

CONVERTIBLE PREFERRED STOCKS (0.3%)*	Shares	Value
American Tower Corp. Ser. A, $5.25 cv. pfd. R	16,754	$1,817,809
Iridium Communications, Inc. 144A $7.00 cv. pfd.	27,936	2,938,518
Total convertible preferred stocks (cost $4,469,000)		$4,756,327

SHORT-TERM INVESTMENTS (6.1%)*	Shares	Value
Putnam Cash Collateral Pool, LLC 0.19% [d]	86,637,528	$86,637,528
Putnam Short Term Investment Fund 0.10% L	20,329,034	20,329,034
Total short-term investments (cost $106,966,562)		$106,966,562

TOTAL INVESTMENTS
Total investments (cost $1,547,443,910)	$1,856,546,691

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2014 through January 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,764,782,501.
†	This security is non-income-producing.
ΔΔ

This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $851,136, or less than 0.1% of net assets.

[d]

Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F

This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $183,985 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

24     Investors Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$231,720,153	$—	$851,136
Consumer staples	160,695,957	—	—
Energy	134,407,205	—	—
Financials	272,632,915	2,672,741	—
Health care	266,478,436	—	—
Industrials	166,915,959	7,434,351	—
Information technology	382,456,505	—	—
Materials	59,372,611	—	—
Telecommunication services	26,421,524	—	—
Utilities	32,764,309	—	—
Total common stocks	1,733,865,574	10,107,092	851,136
Convertible preferred stocks	—	4,756,327	—
Short-term investments	20,329,034	86,637,528	—
Totals by level	$1,754,194,608	$101,500,947	$851,136
*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Investors Fund     25

Statement of assets and liabilities 1/31/15 (Unaudited)
ASSETS
Investment in securities, at value, including $83,507,108 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,440,477,348)	$1,749,580,129
Affiliated issuers (identified cost $106,966,562) (Notes 1 and 5)	106,966,562
Dividends, interest and other receivables	1,900,569
Receivable for shares of the fund sold	960,532
Receivable for investments sold	28,478,332
Prepaid assets	59,664
Total assets	1,887,945,788
LIABILITIES
Payable for investments purchased	31,060,818
Payable for shares of the fund repurchased	2,593,129
Payable for compensation of Manager (Note 2)	837,075
Payable for custodian fees (Note 2)	7,338
Payable for investor servicing fees (Note 2)	586,610
Payable for Trustee compensation and expenses (Note 2)	781,590
Payable for administrative services (Note 2)	15,177
Payable for distribution fees (Note 2)	429,308
Collateral on securities loaned, at value (Note 1)	86,637,528
Other accrued expenses	214,714
Total liabilities	123,163,287
Net assets	$1,764,782,501

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,965,690,637
Undistributed net investment income (Note 1)	6,405,978
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(516,415,297)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	309,101,183
Total — Representing net assets applicable to capital shares outstanding	$1,764,782,501
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

26     Investors Fund

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($1,538,150,818 divided by 72,621,362 shares)	$21.18
	Offering price per class A share (100/94.25 of $21.18)*	$22.47
	Net asset value and offering price per class B share ($45,454,340 divided by 2,388,875 shares)**	$19.03
	Net asset value and offering price per class C share ($47,265,236 divided by 2,357,948 shares)**	$20.05
	Net asset value and redemption price per class M share ($22,487,518 divided by 1,126,207 shares)	$19.97
	Offering price per class M share (100/96.50 of $19.97)*	$20.69
	Net asset value, offering price and redemption price per class R share ($4,206,581 divided by 201,872 shares)	$20.84
	Net asset value, offering price and redemption price per class R5 share ($16,013 divided by 743 shares) †	$21.56
	Net asset value, offering price and redemption price per class R6 share ($16,484,992 divided by 764,767 shares)	$21.56
	Net asset value, offering price and redemption price per class Y share ($90,717,003 divided by 4,222,876 shares)	$21.48
*	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Investors Fund     27

Statement of operations Six months ended 1/31/15 (Unaudited)
INVESTMENT INCOME
Dividends (net of foreign tax of $48,050)	$16,162,033
Interest (including interest income of $4,878 from investments in affiliated issuers) (Note 5)	4,878
Securities lending (Note 1)	405,584
Total investment income	16,572,495
EXPENSES
Compensation of Manager (Note 2)	4,901,284
Investor servicing fees (Note 2)	1,755,107
Custodian fees (Note 2)	14,115
Trustee compensation and expenses (Note 2)	10,947
Distribution fees (Note 2)	2,516,201
Administrative services (Note 2)	26,779
Other	280,513
Total expenses	9,504,946
Expense reduction (Note 2)	(16,139)
Net expenses	9,488,807
Net investment income	7,083,688

Net realized gain on investments (Notes 1 and 3)	68,132,026
Net realized loss on foreign currency transactions (Note 1)	(16,076)
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,323)
Net unrealized depreciation of investments during the period	(23,130,582)
Net gain on investments	44,984,045
Net increase in net assets resulting from operations	$52,067,733

The accompanying notes are an integral part of these financial statements.

28     Investors Fund

	Statement of changes in net assets
	INCREASE IN NET ASSETS	Six months ended 1/31/15*	Year ended 7/31/14
	Operations:
	Net investment income	$7,083,688	$17,159,906
	Net realized gain on investments and foreign currency transactions	68,115,950	186,142,441
	Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(23,131,905)	76,151,329
	Net increase in net assets resulting from operations	52,067,733	279,453,676
	Distributions to shareholders (Note 1):
	From ordinary income
	Net investment income
	Class A	(14,318,664)	(15,977,939)
	Class B	(127,600)	(277,220)
	Class C	(173,071)	(191,363)
	Class M	(116,965)	(163,349)
	Class R	(30,106)	(31,904)
	Class R5	(192)	(199)
	Class R6	(211,123)	(217,723)
	Class Y	(1,130,210)	(726,120)
	Increase (decrease) from capital share transactions (Note 4)	24,914,904	(95,692,631)
	Total increase in net assets	60,874,706	166,175,228
	NET ASSETS
	Beginning of period	1,703,907,795	1,537,732,567
	End of period (including undistributed net investment income of $6,405,978 and $15,430,221, respectively)	$1,764,782,501	$1,703,907,795
*	Unaudited.

The accompanying notes are an integral part of these financial statements.

Investors Fund     29

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
January 31, 2015**	$20.73	.09	.56	.65	(.20)	(.20)	—	—	$21.18	3.09*	$1,538,151	.52*	.42*	23*
July 31, 2014	17.64	.21	3.09	3.30	(.21)	(.21)	—	—	20.73	18.84	1,508,086	1.08	1.09	63
July 31, 2013	13.89	.20	3.70	3.90	(.15)	(.15)	—	—	17.64	28.29	1,364,640	1.14	1.28	77
July 31, 2012	13.12	.14	.76	.90	(.13)	(.13)	—	—[d,e]	13.89	6.95	1,191,455	1.20	1.11	49
July 31, 2011	11.15	.11	1.95	2.06	(.09)	(.09)	—	—[d,f]	13.12	18.54	1,264,410	1.18	.86	65
July 31, 2010	10.04	.08	1.18	1.26	(.15)	(.15)	—[d]	—	11.15	12.59	1,252,067	1.27	.72	97
Class B
January 31, 2015**	$18.58	.01	.49	.50	(.05)	(.05)	—	—	$19.03	2.69*	$45,454	.90*	.04*	23*
July 31, 2014	15.84	.06	2.77	2.83	(.09)	(.09)	—	—	18.58	17.93	47,935	1.83	.35	63
July 31, 2013	12.48	.08	3.32	3.40	(.04)	(.04)	—	—	15.84	27.35	51,200	1.89	.55	77
July 31, 2012	11.79	.04	.68	.72	(.03)	(.03)	—	—[d,e]	12.48	6.09	52,017	1.95	.38	49
July 31, 2011	10.01	.01	1.77	1.78	—	—	—	—[d,f]	11.79	17.78	66,615	1.93	.12	65
July 31, 2010	9.02	—[d]	1.07	1.07	(.08)	(.08)	—[d]	—	10.01	11.81	82,483	2.02	(.01)	97
Class C
January 31, 2015**	$19.59	.01	.53	.54	(.08)	(.08)	—	—	$20.05	2.72*	$47,265	.90*	.03*	23*
July 31, 2014	16.70	.06	2.93	2.99	(.10)	(.10)	—	—	19.59	17.93	40,199	1.83	.33	63
July 31, 2013	13.16	.08	3.50	3.58	(.04)	(.04)	—	—	16.70	27.31	34,080	1.89	.53	77
July 31, 2012	12.43	.04	.72	.76	(.03)	(.03)	—	—[d,e]	13.16	6.14	30,509	1.95	.37	49
July 31, 2011	10.56	.01	1.87	1.88	(.01)	(.01)	—	—[d,f]	12.43	17.76	33,041	1.93	.11	65
July 31, 2010	9.53	—[d]	1.11	1.11	(.08)	(.08)	—[d]	—	10.56	11.67	32,969	2.02	(.03)	97
Class M
January 31, 2015**	$19.52	.03	.52	.55	(.10)	(.10)	—	—	$19.97	2.81*	$22,488	.77*	.16*	23*
July 31, 2014	16.63	.11	2.91	3.02	(.13)	(.13)	—	—	19.52	18.26	22,649	1.58	.59	63
July 31, 2013	13.10	.11	3.50	3.61	(.08)	(.08)	—	—	16.63	27.67	20,852	1.64	.78	77
July 31, 2012	12.38	.08	.70	.78	(.06)	(.06)	—	—[d,e]	13.10	6.37	18,740	1.70	.62	49
July 31, 2011	10.52	.04	1.86	1.90	(.04)	(.04)	—	—[d,f]	12.38	18.04	20,483	1.68	.36	65
July 31, 2010	9.49	.02	1.12	1.14	(.11)	(.11)	—[d]	—	10.52	11.99	20,818	1.77	.22	97
Class R
January 31, 2015**	$20.39	.06	.55	.61	(.16)	(.16)	—	—	$20.84	2.95*	$4,207	.65*	.28*	23*
July 31, 2014	17.37	.16	3.04	3.20	(.18)	(.18)	—	—	20.39	18.53	3,641	1.33	.83	63
July 31, 2013	13.68	.15	3.66	3.81	(.12)	(.12)	—	—	17.37	28.03	2,871	1.39	1.00	77
July 31, 2012	12.95	.11	.73	.84	(.11)	(.11)	—	—[d,e]	13.68	6.59	2,053	1.45	.86	49
July 31, 2011	11.00	.08	1.94	2.02	(.07)	(.07)	—	—[d,f]	12.95	18.35	1,423	1.43	.60	65
July 31, 2010	9.91	.05	1.17	1.22	(.13)	(.13)	—[d]	—	11.00	12.34	1,410	1.52	.46	97
Class R5
January 31, 2015**	$21.12	.13	.57	.70	(.26)	(.26)	—	—	$21.56	3.27*	$16	.37*	.57*	23*
July 31, 2014	17.97	.28	3.15	3.43	(.28)	(.28)	—	—	21.12	19.21	16.76		1.40	63
July 31, 2013	14.10	.26	3.77	4.03	(.16)	(.16)	—	—	17.97	28.85	13.76		1.64	77
July 31, 2012 †	13.97	.01	.12	.13	—	—	—	—	14.10	.93*	10	.06*	.08*	49
Class R6
January 31, 2015**	$21.13	.13	.58	.71	(.28)	(.28)	—	—	$21.56	3.32*	$16,485	.32*	.62*	23*
July 31, 2014	17.98	.30	3.15	3.45	(.30)	(.30)	—	—	21.13	19.32	15,633.66		1.51	63
July 31, 2013	14.10	.23[g]	3.82	4.05	(.17)	(.17)	—	—	17.98	28.98	13,890.66		1.32[g]	77
July 31, 2012 †	13.97	.01	.12	.13	—	—	—	—	14.10	.93*	10	.05*	.08*	49

See notes to financial highlights at the end of this section.

30	Investors Fund	Investors Fund	31

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[c]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class Y
January 31, 2015**	$21.06	.12	.56	.68	(.26)	(.26)	—	—	$21.48	3.18*	$90,717	.40*	.53*	23*
July 31, 2014	17.91	.26	3.14	3.40	(.25)	(.25)	—	—	21.06	19.15	65,749.83		1.33	63
July 31, 2013	14.10	.24	3.76	4.00	(.19)	(.19)	—	—	17.91	28.63	50,187.89		1.54	77
July 31, 2012	13.32	.18	.76	.94	(.16)	(.16)	—	—[d,e]	14.10	7.21	44,865.95		1.35	49
July 31, 2011	11.32	.14	1.98	2.12	(.12)	(.12)	—	—[d,f]	13.32	18.82	40,316.93		1.10	65
July 31, 2010	10.18	.11	1.21	1.32	(.18)	(.18)	—[d]	—	11.32	12.96	33,725	1.02	1.02	97

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to July 31, 2012.

a  Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b  Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c  Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d  Amount represents less than $0.01 per share.

e  Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Southwest Securities, Inc. (SWS) which amounted to less than $0.01 per share outstanding on August 22, 2011.

f  Reflects a non-recurring reimbursement related to restitution payments in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g  The net investment income ratio and per share amount shown for the period ending July 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

32	Investors Fund	Investors Fund	33

Notes to financial statements 1/31/15 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2014 through January 31, 2015.

Putnam Investors Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek long-term growth of capital and any increased income that results from this growth. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under

34     Investors Fund

Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign

Investors Fund     35

currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $86,637,528 and the value of securities loaned amounted to $83,507,108.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2014, the fund had a capital loss carryover of $584,628,143 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$4,191,893	N/A	$4,191,893	July 31, 2015
24,339,890	N/A	24,339,890	July 31, 2016
297,455,620	N/A	297,455,620	July 31, 2017
258,640,740	N/A	258,640,740	July 31, 2018

36     Investors Fund

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,547,727,374, resulting in gross unrealized appreciation and depreciation of $390,389,483 and $81,570,166, respectively, or net unrealized appreciation of $308,819,317.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s

Investors Fund     37

average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,548,924
Class B	47,302
Class C	44,059
Class M	23,056
Class R	4,048
Class R5	12
Class R6	4,095
Class Y	83,611
Total	$1,755,107

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,651 under the expense offset arrangements and by $14,488 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,023, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,956,588
Class B	239,087
Class C	222,893
Class M	87,410
Class R	10,223
Total	$2,516,201

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $64,694 and $2,267 from the sale of class A and class M shares, respectively, and received $11,980 and $638 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

38     Investors Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$430,914,656	$410,894,312
U.S. government securities (Long-term)	—	—
Total	$430,914,656	$410,894,312

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/15		Year ended 7/31/14
Class A	Shares	Amount	Shares	Amount
Shares sold	3,100,848	$66,423,362	2,713,783	$52,508,388
Shares issued in connection with reinvestment of distributions	595,843	13,156,258	775,256	14,652,339
	3,696,691	79,579,620	3,489,039	67,160,727
Shares repurchased	(3,812,711)	(81,769,058)	(8,096,374)	(156,278,695)
Net decrease	(116,020)	$(2,189,438)	(4,607,335)	$(89,117,968)

	Six months ended 1/31/15		Year ended 7/31/14
Class B	Shares	Amount	Shares	Amount
Shares sold	136,065	$2,621,393	206,569	$3,543,783
Shares issued in connection with reinvestment of distributions	6,208	123,296	15,642	266,227
	142,273	2,744,689	222,211	3,810,010
Shares repurchased	(333,475)	(6,385,721)	(874,894)	(15,061,763)
Net decrease	(191,202)	$(3,641,032)	(652,683)	$(11,251,753)

	Six months ended 1/31/15		Year ended 7/31/14
Class C	Shares	Amount	Shares	Amount
Shares sold	407,116	$8,263,012	236,564	$4,356,831
Shares issued in connection with reinvestment of distributions	7,367	154,201	9,943	178,478
	414,483	8,417,213	246,507	4,535,309
Shares repurchased	(108,184)	(2,187,941)	(235,306)	(4,312,507)
Net increase	306,299	$6,229,272	11,201	$222,802

	Six months ended 1/31/15		Year ended 7/31/14
Class M	Shares	Amount	Shares	Amount
Shares sold	24,660	$494,370	36,892	$665,650
Shares issued in connection with reinvestment of distributions	5,419	112,922	8,848	157,943
	30,079	607,292	45,740	823,593
Shares repurchased	(64,338)	(1,301,366)	(139,014)	(2,508,628)
Net decrease	(34,259)	$(694,074)	(93,274)	$(1,685,035)

Investors Fund     39

	Six months ended 1/31/15		Year ended 7/31/14
Class R	Shares	Amount	Shares	Amount
Shares sold	48,512	$1,010,986	44,837	$841,475
Shares issued in connection with reinvestment of distributions	1,247	27,108	1,621	30,160
	49,759	1,038,094	46,458	871,635
Shares repurchased	(26,474)	(569,338)	(33,161)	(631,564)
Net increase	23,285	$468,756	13,297	$240,071

	Six months ended 1/31/15		Year ended 7/31/14
Class R5	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with reinvestment of distributions	9	192	10	199
	9	192	10	199
Shares repurchased	—	—	—	—
Net increase	9	$192	10	$199

	Six months ended 1/31/15		Year ended 7/31/14
Class R6	Shares	Amount	Shares	Amount
Shares sold	43,030	$935,062	38,648	$768,128
Shares issued in connection with reinvestment of distributions	9,400	211,123	11,334	217,723
	52,430	1,146,185	49,982	985,851
Shares repurchased	(27,390)	(598,191)	(82,748)	(1,591,785)
Net increase (decrease)	25,040	$547,994	(32,766)	$(605,934)

	Six months ended 1/31/15		Year ended 7/31/14
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,858,631	$40,619,953	652,398	$12,996,720
Shares issued in connection with reinvestment of distributions	47,316	1,059,403	36,575	700,770
	1,905,947	41,679,356	688,973	13,697,490
Shares repurchased	(805,277)	(17,486,122)	(368,796)	(7,192,503)
Net increase	1,100,670	$24,193,234	320,177	$6,504,987

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class R5	743	100.00%	$16,013
Class R6	744	0.10	16,041

40     Investors Fund

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Short Term Investment Fund*	$6,519,342	$119,699,129	$105,889,437	$4,878	$20,329,034

*Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Investors Fund     41

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

42     Investors Fund

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four investment portfolios that spread your money across a variety of stocks, bonds, and money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds — portfolios with managed allocations to stocks, bonds, and money market investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with adjusting allocations to stocks, bonds, and money market instruments, becoming more conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Investors Fund     43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44     Investors Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Investors Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA012
292748 3/15

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investors Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 31, 2015